Exhibit 99.2
Rexnord Corporation and Subsidiaries
Condensed Consolidated Statements of Operations
(in Millions, except share and per share amounts)
(Unaudited)

	Calendar Year Ending December 31, 2018					Calendar Year Ending December 31, 2019
	Quarter Ending				Year Ending	Quarter Ending				Year Ending
	Mar	Jun	Sep	Dec	Dec	Mar	Jun	Sep	Dec	Dec
	2018	2018	2018	2018	2018	2019	2019	2019	2019	2019
Net sales	$517.9	$503.6	$524.8	$485.0	$2,031.3	$537.5	$508.3	$521.3	$491.7	$2,058.8
Cost of sales	319.2	308.1	321.6	300.7	1,249.6	335.7	306.7	313.1	300.0	1,255.5
Gross profit	198.7	195.5	203.2	184.3	781.7	201.8	201.6	208.2	191.7	803.3
Selling, general and administrative expenses	107.8	111.8	109.6	102.4	431.6	109.3	109.5	108.8	101.7	429.3
Restructuring and other similar charges	5.8	3.1	3.7	2.6	15.2	2.7	3.2	2.1	3.6	11.6
Amortization of intangible assets	8.4	8.5	8.5	8.4	33.8	8.6	8.7	8.8	8.8	34.9
Income from operations	76.7	72.1	81.4	70.9	301.1	81.2	80.2	88.5	77.6	327.5
Non-operating expense:
Interest expense, net	(16.6)	(18.6)	(18.7)	(16.8)	(70.7)	(15.8)	(15.5)	(15.3)	(14.4)	(61.0)
Gain (loss) on the extinguishment of debt	—	—	—	5.0	5.0	(0.7)	—	3.2	(2.2)	0.3
Actuarial gain (loss) on pension and OPEB	3.3	—	—	—	3.3	0.4	(0.8)	—	—	(0.4)
Other income (expense), net	1.6	1.7	—	1.6	4.9	(4.9)	(0.7)	(0.3)	0.8	(5.1)
Income from continuing operations before income taxes	65.0	55.2	62.7	60.7	243.6	60.2	63.2	76.1	61.8	261.3
Provision for income taxes	(7.0)	(14.5)	(17.2)	(9.1)	(47.8)	(12.6)	(14.8)	(19.5)	(13.4)	(60.3)
Equity method investment income	—	1.5	0.7	1.3	3.5	0.1	0.1	0.1	—	0.3
Net income from continuing operations	58.0	42.2	46.2	52.9	199.3	47.7	48.5	56.7	48.4	201.3
Loss from discontinued operations, net of tax	(119.9)	(42.8)	(83.7)	(27.8)	(274.2)	(0.4)	(1.8)	—	—	(2.2)
Net (loss) income	(61.9)	(0.6)	(37.5)	25.1	(74.9)	47.3	46.7	56.7	48.4	199.1
Non-controlling interest income (loss)	0.1	0.1	0.1	(0.3)	—	0.1	0.2	0.1	(0.1)	0.3
Net (loss) income attributable to Rexnord	(62.0)	(0.7)	(37.6)	25.4	(74.9)	47.2	46.5	56.6	48.5	198.8
Dividends on preferred stock	(5.8)	(5.8)	(5.8)	(5.8)	(23.2)	(5.8)	(5.8)	(5.8)	(2.8)	(20.2)
Net (loss) income attributable to Rexnord common stockholders	$(67.8)	$(6.5)	$(43.4)	$19.6	$(98.1)	$41.4	$40.7	$50.8	$45.7	$178.6

Basic net (loss) income per share attributable to Rexnord common stockholders:
Continuing operations	$0.50	$0.35	$0.39	$0.45	$1.69	$0.40	$0.40	$0.48	$0.40	$1.69
Discontinued operations	$(1.15)	$(0.41)	$(0.80)	$(0.27)	$(2.63)	$—	$(0.02)	$—	$—	$(0.02)
Net (loss) income	$(0.65)	$(0.06)	$(0.42)	$0.19	$(0.94)	$0.39	$0.39	$0.48	$0.40	$1.66
Diluted net (loss) income per share attributable to Rexnord common stockholders:
Continuing operations	$0.47	$0.34	$0.37	$0.43	$1.62	$0.39	$0.39	$0.46	$0.39	$1.63
Discontinued operations	$(0.98)	$(0.40)	$(0.68)	$(0.23)	$(2.23)	$—	$(0.01)	$—	$—	$(0.02)
Net (loss) income	$(0.51)	$(0.06)	$(0.30)	$0.21	$(0.61)	$0.38	$0.38	$0.46	$0.39	$1.61
Weighted-average number of shares outstanding (in thousands):
Basic	104,094	104,338	104,570	104,777	104,445	104,878	105,262	106,007	113,448	107,461
Effect of dilutive equity securities	2,603	2,804	2,826	2,289	2,709	2,220	2,423	1,934	2,246	2,394
Adjustment for assumed conversion of preferred to common	15,979	—	15,979	15,979	15,979	15,979	15,979	15,979	7,989	13,966
Diluted	122,676	107,142	123,375	123,045	123,133	123,077	123,664	123,920	123,683	123,821

Rexnord Corporation and Subsidiaries
Condensed Consolidated Statements of Operations
(in Millions, except share and per share amounts)
(Unaudited)

	Calendar Year Ending December 31, 2020
	Quarter Ending		Six Months Ending
	Mar	Jun	Jun
	2020	2020	2020
Net sales	$547.0	$449.1	$996.1
Cost of sales	330.5	272.2	602.7
Gross profit	216.5	176.9	393.4
Selling, general and administrative expenses	112.8	100.2	213.0
Restructuring and other similar charges	6.6	1.7	8.3
Amortization of intangible assets	9.1	9.0	18.1
Income from operations	88.0	66.0	154.0
Non-operating expense:
Interest expense, net	(13.4)	(13.4)	(26.8)
Actuarial loss on pension and postretirement benefit obligations	(35.8)	—	(35.8)
Other (expense) income, net	(3.6)	0.4	(3.2)
Income from continuing operations before income taxes	35.2	53.0	88.2
Provision for income taxes	(6.4)	(17.2)	(23.6)
Equity method investment loss	(0.2)	—	(0.2)
Net income from continuing operations	28.6	35.8	64.4
Loss from discontinued operations, net of tax	—	—	—
Net income	28.6	35.8	64.4
Non-controlling interest income	0.1	0.2	0.3
Net income attributable to Rexnord	28.5	35.6	64.1
Dividends on preferred stock	—	—	—
Net income attributable to Rexnord common stockholders	$28.5	$35.6	$64.1

Basic net income per share attributable to Rexnord common stockholders:
Continuing operations	$0.23	$0.30	$0.53
Discontinued operations	$—	$—	$—
Net income	$0.23	$0.30	$0.53
Diluted net income per share attributable to Rexnord common stockholders:
Continuing operations	$0.23	$0.29	$0.52
Discontinued operations	$—	$—	$—
Net income	$0.23	$0.29	$0.52
Weighted-average number of shares outstanding (in thousands):
Basic	121,783	120,246	121,013
Effect of dilutive equity securities	2,562	1,802	2,374
Diluted	124,345	122,048	123,387

Rexnord Corporation and Subsidiaries
Reconciliation of GAAP to Non-GAAP Financial Measures
(in Millions, except share and per share amounts)
(Unaudited)

	Calendar Year Ending December 31, 2018					Calendar Year Ending December 31, 2019
	Quarter Ending				Year Ending	Quarter Ending				Year Ending
	Mar	Jun	Sep	Dec	Dec	Mar	Jun	Sep	Dec	Dec
	2018	2018	2018	2018	2018	2019	2019	2019	2019	2019
Net (loss) income attributable to Rexnord common stockholders	$(67.8)	$(6.5)	$(43.4)	$19.6	$(98.1)	$41.4	$40.7	$50.8	$45.7	$178.6

Adjustments to net (loss) income attributable to Rexnord common stockholders
Restructuring and other similar charges	5.8	3.1	3.7	2.6	15.2	2.7	3.2	2.1	3.6	11.6
Acquisition-related fair value adjustments	0.9	1.6	1.6	0.3	4.4	0.1	0.5	0.2	—	0.8
Other, net (1)	0.5	(0.1)	0.2	1.4	2.0	2.8	(0.5)	0.2	(0.2)	2.3
SCOFR accelerated depreciation	1.3	1.3	1.2	1.2	5.0	0.2	0.6	0.7	0.6	2.1
Amortization of intangible assets	8.4	8.5	8.5	8.4	33.8	8.6	8.7	8.8	8.8	34.9
Actuarial (gain) loss on pension and OPEB	(3.3)	—	—	—	(3.3)	(0.4)	0.8	—	2.2	2.6
(Gain) loss on debt extinguishment	—	—	—	(5.0)	(5.0)	0.7	—	(3.2)	(0.8)	(3.3)
Other expense, net	(1.6)	(1.7)	—	(1.6)	(4.9)	4.9	0.7	0.3	—	5.9
Total adjustments to pre-tax net income	12.0	12.7	15.2	7.3	47.2	19.6	14.0	9.1	14.2	56.9

Dividends on preferred stock	5.8	5.8	5.8	5.8	23.2	5.8	5.8	5.8	2.8	20.2
Non-controlling interest income (loss)	0.1	0.1	0.1	(0.3)	—	0.1	0.2	0.1	(0.1)	0.3
Loss from discontinued operations, net of tax	119.9	42.8	83.7	27.8	274.2	0.4	1.8	—	—	2.2
Equity method investment income	—	(1.5)	(0.7)	(1.3)	(3.5)	(0.1)	(0.1)	(0.1)	—	(0.3)
Adjustments to provision for income taxes	(12.3)	(3.3)	(3.8)	(1.5)	(20.9)	(4.0)	(3.4)	(2.3)	(3.6)	(13.3)
Total adjustments to net (loss) income attributable to Rexnord common stockholders	125.5	56.6	100.3	37.8	320.2	21.8	18.3	12.6	13.3	66.0

Adjusted net income attributable to Rexnord common stockholders	$57.7	$50.1	$56.9	$57.4	$222.1	$63.2	$59.0	$63.4	$59.0	$244.6

Dilutive equity securities - GAAP	122,675	107,142	123,376	123,045	123,133	123,077	123,664	123,920	123,683	123,821
Adjustment for assumed conversion of preferred to common (2)	—	15,979	—	—	—	—	—	—	—	—
Dilutive equity securities - Adjusted	122,675	123,121	123,376	123,045	123,133	123,077	123,664	123,920	123,683	123,821

Adjusted diluted earnings per share	$0.47	$0.41	$0.46	$0.47	$1.80	$0.51	$0.48	$0.51	$0.48	$1.98
(1) Other, net includes (gains) losses on disposition of long-lived assets and dividend income from equity method investments.
(2) Preferred stock dividend added back to calculate Adjusted Earnings per Share on if-converted basis.

Rexnord Corporation and Subsidiaries
Reconciliation of GAAP to Non-GAAP Financial Measures
(in Millions, except share and per share amounts)
(Unaudited)

	Calendar Year Ending December 31, 2020
	Quarter Ending		Six Months Ending
	Mar	Jun	Jun
	2020	2020	2020
Net income attributable to Rexnord common stockholders	$28.5	$35.6	$64.1

Adjustments to net income attributable to Rexnord common stockholders
Restructuring and other similar charges	6.6	1.7	8.3
Acquisition-related fair value adjustments	1.0	0.9	1.9
Other, net (1)	(0.2)	(0.5)	(0.7)
SCOFR accelerated depreciation	0.6	0.4	1.0
Amortization of intangible assets	9.1	9.0	18.1
Actuarial loss on pension and OPEB	35.8	—	35.8
Other expense (income), net	3.6	(0.4)	3.2
Total adjustments to pre-tax net income	56.5	11.1	67.6

Non-controlling interest income	0.1	0.2	0.3
Equity method investment income	0.2	—	0.2
Adjustments to provision for income taxes	(16.8)	(3.1)	(19.9)
Total adjustments to net income attributable to Rexnord common stockholders	40.0	8.2	48.2

Adjusted net income attributable to Rexnord common stockholders	$68.5	$43.8	$112.3

Adjusted diluted earnings per share	$0.55	$0.36	$0.91

(1) Other, net includes (gains) losses on disposition of long-lived assets.

Rexnord Corporation and Subsidiaries
Segment Financial Information
(in Millions) (Unaudited)

	Calendar Year Ending December 31, 2018					Calendar Year Ending December 31, 2019
	Quarter Ending				Year Ending	Quarter Ending				Year Ending
	Mar	Jun	Sep	Dec	Dec	Mar	Jun	Sep	Dec	Dec
	2018	2018	2018	2018	2018	2019	2019	2019	2019	2019
Process & Motion Control
Net sales	$360.6	$332.4	$348.7	$326.7	$1,368.4	$372.8	$330.1	$337.0	$327.5	$1,367.4

Income from operations	60.3	49.9	56.4	53.4	220.0	66.4	55.1	58.3	53.6	233.4
Depreciation & amortization	15.6	15.9	15.5	15.5	62.5	15.5	14.6	15.0	14.9	60.0
EBITDA	75.9	65.8	71.9	68.9	282.5	81.9	69.7	73.3	68.5	293.4

Adjustments to EBITDA
Restructuring and similar charges	5.6	2.7	2.0	0.8	11.1	2.4	2.9	2.0	3.2	10.5
Acquisition-related fair value adjustments	0.9	1.6	1.6	0.2	4.3	—	0.3	0.1	—	0.4
Stock-based compensation expense	1.1	1.4	1.6	1.5	5.6	1.5	1.6	1.8	1.8	6.7
Last-in first-out inventory adjustments	1.1	0.2	0.3	0.2	1.8	1.5	(0.1)	0.2	1.0	2.6
Other, net	0.5	(0.1)	0.2	1.4	2.0	2.8	(0.5)	0.2	(0.2)	2.3
Total adjustments	9.2	5.8	5.7	4.1	24.8	8.2	4.2	4.3	5.8	22.5
Adjusted EBITDA	$85.1	$71.6	$77.6	$73.0	$307.3	$90.1	$73.9	$77.6	$74.3	$315.9
Margin	23.6%	21.5%	22.3%	22.3%	22.5%	24.2%	22.4%	23.0%	22.7%	23.1%

Capital expenditures	$14.5	$8.9	$4.3	$4.4	$32.1	$16.2	$4.6	$5.9	$9.5	$36.2

Water Management
Net sales	$157.3	$171.2	$176.1	$158.3	$662.9	$164.7	$178.2	$184.3	$164.2	$691.4

Income from operations	29.7	36.5	41.3	33.1	140.6	28.8	40.0	43.7	37.6	150.1
Depreciation & amortization	6.1	6.2	6.2	6.2	24.7	6.3	6.3	6.6	6.6	25.8
EBITDA	35.8	42.7	47.5	39.3	165.3	35.1	46.3	50.3	44.2	175.9

Adjustments to EBITDA
Restructuring and similar charges	0.2	0.4	—	0.5	1.1	0.3	0.3	0.1	0.4	1.1
Acquisition-related fair value adjustments	—	—	—	0.1	0.1	0.1	0.2	0.1	—	0.4
Stock-based compensation expense	0.6	0.3	0.2	0.5	1.6	0.5	0.5	0.6	0.6	2.2
Last-in first-out inventory adjustments	1.5	—	—	0.1	1.6	4.4	(0.2)	(0.6)	(2.5)	1.1
Total adjustments	2.3	0.7	0.2	1.2	4.4	5.3	0.8	0.2	(1.5)	4.8
Adjusted EBITDA	$38.1	$43.4	$47.7	$40.5	$169.7	$40.4	$47.1	$50.5	$42.7	$180.7
Margin	24.2%	25.4%	27.1%	25.6%	25.6%	24.5%	26.4%	27.4%	26.0%	26.1%

Capital expenditures	$1.0	$1.3	$1.5	$1.2	$5.0	$2.3	$1.3	$1.4	$2.8	$7.8

Corporate
Income from operations	$(13.3)	$(14.3)	$(16.3)	$(15.6)	$(59.5)	$(14.0)	$(14.9)	$(13.5)	$(13.6)	$(56.0)
Depreciation & amortization	—	0.1	0.2	0.2	0.5	0.1	0.1	0.1	0.1	0.4
EBITDA	(13.3)	(14.2)	(16.1)	(15.4)	(59.0)	(13.9)	(14.8)	(13.4)	(13.5)	(55.6)

Adjustments to EBITDA
Restructuring and similar charges	—	—	1.7	1.3	3.0	—	—	—	—	—
Stock-based compensation expense	2.8	4.2	3.9	3.7	14.6	3.3	4.8	3.5	3.5	15.1
Total adjustments	2.8	4.2	5.6	5.0	17.6	3.3	4.8	3.5	3.5	15.1
Adjusted EBITDA	$(10.5)	$(10.0)	$(10.5)	$(10.4)	$(41.4)	$(10.6)	$(10.0)	$(9.9)	$(10.0)	$(40.5)

Consolidated
Net sales	$517.9	$503.6	$524.8	$485.0	$2,031.3	$537.5	$508.3	$521.3	$491.7	$2,058.8
EBITDA	98.4	94.3	103.3	92.8	388.8	103.1	101.2	110.2	99.2	413.7
Adjusted EBITDA	$112.7	$105.0	$114.8	$103.1	$435.6	$119.9	$111.0	$118.2	$107.0	$456.1
Margin	21.8%	20.8%	21.9%	21.3%	21.4%	22.3%	21.8%	22.7%	21.8%	22.2%

Rexnord Corporation and Subsidiaries
Segment Financial Information
(in Millions) (Unaudited)

	Calendar Year Ending December 31, 2020
	Quarter Ending		Six Months Ending
	Mar	Jun	Jun
	2020	2020	2020
Process & Motion Control
Net sales	$363.6	$274.4	$638.0

Income from operations	61.4	39.5	100.9
Depreciation & amortization	15.1	14.3	29.4
EBITDA	76.5	53.8	130.3

Adjustments to EBITDA
Restructuring and similar charges	6.2	0.7	6.9
Acquisition-related fair value adjustments	—	—	—
Stock-based compensation expense	2.2	5.1	7.3
Last-in first-out inventory adjustments	1.6	0.3	1.9
Other, net	0.2	(0.5)	(0.3)
Total adjustments	10.2	5.6	15.8
Adjusted EBITDA	$86.7	$59.4	$146.1
Margin	23.8%	21.6%	22.9%

Capital expenditures	$14.6	$7.2	$21.8

Water Management
Net sales	$183.4	$174.7	$358.1

Income from operations	41.8	40.1	81.9
Depreciation & amortization	7.0	7.3	14.3
EBITDA	48.8	47.4	96.2

Adjustments to EBITDA
Restructuring and similar charges	0.2	0.9	1.1
Acquisition-related fair value adjustments	1.0	0.9	1.9
Stock-based compensation expense	0.8	2.0	2.8
Last-in first-out inventory adjustments	(3.5)	(0.3)	(3.8)
Other, net	(0.4)	—	(0.4)
Total adjustments	(1.9)	3.5	1.6
Adjusted EBITDA	$46.9	$50.9	$97.8
Margin	25.6%	29.1%	27.3%

Capital expenditures	$1.3	$1.3	$2.6

Corporate
Income from operations	$(15.2)	$(13.6)	$(28.8)
Depreciation & amortization	0.2	0.1	0.3
EBITDA	(15.0)	(13.5)	(28.5)

Adjustments to EBITDA
Restructuring and similar charges	0.2	0.1	0.3
Stock-based compensation expense	5.2	6.2	11.4
Total adjustments	5.4	6.3	11.7
Adjusted EBITDA	$(9.6)	$(7.2)	$(16.8)

Consolidated
Net sales	$547.0	$449.1	$996.1
EBITDA	110.3	87.7	198.0
Adjusted EBITDA	$124.0	$103.1	$227.1
Margin	22.7%	23.0%	22.8%

Rexnord Corporation and Subsidiaries
Condensed Consolidated Balance Sheets
(in Millions, except share amounts)
(Unaudited)

	Calendar Year December 31, 2018				Calendar Year December 31, 2019				Calendar Year December 31, 2020
	Quarter Ended				Quarter Ended				Quarter Ended
	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun
	2018	2018	2018	2018	2019	2019	2019	2019	2020	2020

Cash and cash equivalents	$193.2	$179.0	$223.5	$297.1	$292.5	$271.8	$319.8	$277.0	$573.4	$353.4
Receivables, net	314.7	295.4	314.0	282.2	334.3	307.4	301.0	283.1	334.7	272.1
Inventories	304.1	335.8	334.9	339.4	316.5	351.3	344.6	349.3	317.5	348.8
Other current assets	55.4	53.3	62.7	47.8	39.6	38.9	48.1	59.2	38.7	41.0
Current assets held for sale	130.3	171.7	90.1	—	—	—	—	—	—	—
Total current assets	997.7	1,035.2	1,025.2	966.5	982.9	969.4	1,013.5	968.6	1,264.3	1,015.3
Property, plant and equipment, net	396.5	386.2	385.7	377.7	383.0	382.6	373.1	372.8	378.8	375.6
Intangible assets, net	530.9	518.6	508.9	500.5	511.5	510.3	499.2	492.5	514.2	505.7
Goodwill	1,276.1	1,273.4	1,275.1	1,277.3	1,299.7	1,311.9	1,310.5	1,311.4	1,321.9	1,323.5
Other assets	114.0	117.4	118.0	99.5	82.6	126.8	114.7	116.3	147.9	147.1
Non-current assets held for sale	108.5	—	—	—	—	—	—	—	—	—
Total assets	$3,423.7	$3,330.8	$3,312.9	$3,221.5	$3,259.7	$3,301.0	$3,311.0	$3,261.6	$3,627.1	$3,367.2

Current maturities of debt	$3.9	$3.9	$1.4	$1.4	$1.2	$1.4	$1.5	$1.4	$76.4	$76.4
Trade payables	189.9	185.8	173.1	168.4	191.7	179.9	158.7	178.4	185.6	160.1
Compensation and benefits	63.9	42.1	51.5	49.9	63.7	40.3	53.4	47.4	61.8	44.8
Current portion of pension and OPEB	4.0	4.1	4.0	3.9	3.3	3.3	3.3	3.3	3.2	3.2
Other current liabilities	127.4	131.1	162.3	113.3	137.1	129.4	127.9	116.8	128.5	118.5
Current liabilities held for sale	65.1	64.8	67.7	—	—	—	—	—	—	—
Total current liabilities	454.2	431.8	460.0	336.9	397.0	354.3	344.8	347.3	455.5	403.0

Long-term debt	1,352.1	1,333.7	1,336.6	1,311.0	1,236.8	1,263.5	1,249.3	1,147.2	1,397.0	1,148.0
Pension and OPEB obligations	163.2	159.2	155.8	152.9	158.0	153.7	150.8	150.5	189.6	189.8
Deferred income taxes	149.3	146.0	136.2	137.1	125.9	129.6	127.7	130.2	121.0	123.4
Other liabilities	78.3	79.1	80.0	103.5	111.0	122.0	117.0	118.2	150.3	149.3
Non-current liabilities held for sale	13.8	—	—	—	—	—	—	—	—	—
Total liabilities	2,210.9	2,149.8	2,168.6	2,041.4	2,028.7	2,023.1	1,989.6	1,893.4	2,313.4	2,013.5

Total Rexnord stockholders' equity	1,212.7	1,180.8	1,144.0	1,180.1	1,228.6	1,275.3	1,318.7	1,365.6	1,311.0	1,350.8
Non-controlling interest	0.1	0.2	0.3	—	2.4	2.6	2.7	2.6	2.7	2.9
Total stockholders' equity	1,212.8	1,181.0	1,144.3	1,180.1	1,231.0	1,277.9	1,321.4	1,368.2	1,313.7	1,353.7

Total liabilities and stockholders' equity	$3,423.7	$3,330.8	$3,312.9	$3,221.5	$3,259.7	$3,301.0	$3,311.0	$3,261.6	$3,627.1	$3,367.2

Rexnord Corporation and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(in Millions)
(Unaudited)

	Calendar Year December 31, 2018
	Quarter Ending				Year Ending
	Mar	Jun	Sep	Dec	Dec
	2018	2018	2018	2018	2018
Net (loss) income	$(61.9)	$(0.6)	$(37.5)	$25.1	$(74.9)

Depreciation	15.6	15.8	15.4	13.5	60.3
Amortization of intangible assets	8.8	8.8	8.5	8.4	34.5
Non-cash discontinued operations asset impairment	111.2	44.0	82.0	—	237.2
Non-cash loss on sale of discontinued operations	—	—	—	19.7	19.7
Deferred income taxes	(1.3)	(8.2)	(8.4)	(2.5)	(20.4)
Other non-cash charges	1.1	3.6	2.6	0.4	7.7
Actuarial gain on pension and OPEB	(3.3)	—	—	—	(3.3)
Gain on extinguishment of debt	—	—	—	(5.0)	(5.0)
Stock-based compensation expense	4.6	6.0	5.8	5.5	21.9
Changes in operating assets and liabilities:
Receivables	(42.3)	3.2	(17.7)	31.2	(25.6)
Inventories	37.5	(40.7)	1.0	(13.7)	(15.9)
Other assets	(10.3)	0.4	(2.2)	4.8	(7.3)
Accounts payable	18.8	(2.1)	(14.0)	(4.9)	(2.2)
Accruals and other	28.1	(14.0)	23.4	(12.3)	25.2
Cash provided by operating activities	106.6	16.2	58.9	70.2	251.9

Investing activities
Expenditures for property, plant and equipment	(15.6)	(11.1)	(6.5)	(8.9)	(42.1)
Acquisitions, net of cash acquired	(123.6)	—	(2.0)	—	(125.6)
Proceeds from dispositions of long-lived assets	—	3.5	—	—	3.5
Cash dividend from equity method investment	—	—	—	1.3	1.3
Net proceeds associated with divestiture of discontinued operations	—	—	—	9.0	9.0
Cash used for investing activities	(139.2)	(7.6)	(8.5)	(8.9)	(164.2)

Financing activities
Proceeds from borrowings of debt	204.8	110.7	99.0	40.1	454.6
Repayments of debt	(190.7)	(127.1)	(100.5)	(45.1)	(463.4)
Payment of preferred stock dividends	(5.8)	(5.8)	(5.8)	(5.8)	(23.2)
Proceeds from exercise of stock options	3.9	2.9	2.1	1.6	10.5
Taxes withheld and paid on employees' share-based payment awards	(0.8)	(0.4)	(2.8)	—	(4.0)
Cash provided by (used for) financing activities	11.4	(19.7)	(8.0)	(9.2)	(25.5)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	4.0	(9.2)	(1.0)	(4.0)	(10.2)
(Decrease) increase in cash, cash equivalents and restricted cash	(17.2)	(20.3)	41.4	48.1	52.0
Cash, cash equivalents and restricted cash at beginning of period	234.8	217.6	197.3	238.7	234.8
Cash, cash equivalents and restricted cash at end of period	$217.6	$197.3	$238.7	$286.8	$286.8

Rexnord Corporation and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(in Millions)
(Unaudited)

	Calendar Year December 31, 2019
	Quarter Ending				Year Ending
	Mar	Jun	Sep	Dec	Dec
	2019	2019	2019	2019	2019
Net income	$47.3	$46.7	$56.7	$48.4	$199.1

Depreciation	13.3	12.3	12.9	12.8	51.3
Amortization of intangible assets	8.6	8.7	8.8	8.8	34.9
Non-cash loss on sale of discontinued operations	2.8	—	—	—	2.8
Deferred income taxes	(8.4)	3.6	(1.4)	2.7	(3.5)
Other non-cash charges	1.8	0.8	1.6	(1.1)	3.1
Actuarial gain on pension and OPEB	(0.4)	—	—	—	(0.4)
Loss (gain) on extinguishment of debt	0.7	—	(3.2)	2.2	(0.3)
Stock-based compensation expense	5.3	6.9	5.9	5.9	24.0
Changes in operating assets and liabilities:
Receivables	(46.5)	12.5	2.9	19.0	(12.1)
Inventories	28.7	(33.5)	3.5	(4.4)	(5.7)
Other assets	1.1	(0.2)	(12.7)	(5.3)	(17.1)
Accounts payable	19.7	(12.1)	(19.3)	19.0	7.3
Accruals and other	38.8	(26.7)	11.6	(19.6)	4.1
Cash provided by operating activities	112.8	19.0	67.3	88.4	287.5

Investing activities
Expenditures for property, plant and equipment	(18.4)	(5.9)	(7.3)	(12.3)	(43.9)
Acquisitions, net of cash acquired	(21.4)	(24.8)	(0.3)	—	(46.5)
Proceeds from dispositions of long-lived assets	1.2	1.3	0.7	0.9	4.1
Payment associated with divestiture of discontinued operations	—	—	(1.3)	—	(1.3)
Cash used for investing activities	(38.6)	(29.4)	(8.2)	(11.4)	(87.6)

Financing activities
Proceeds from borrowings of debt	21.0	—	—	725.0	746.0
Repayments of debt	(96.3)	(3.9)	(1.5)	(829.9)	(931.6)
Repurchase of common stock	—	—	—	(20.0)	(20.0)
Payment of preferred stock dividends	(5.8)	(5.8)	(5.8)	(5.8)	(23.2)
Proceeds from exercise of stock options	1.3	4.8	2.1	9.9	18.1
Taxes withheld and paid on employees' share-based payment awards	—	(5.7)	—	(1.9)	(7.6)
Cash used for financing activities	(79.8)	(10.6)	(5.2)	(122.7)	(218.3)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	1.0	0.3	(5.9)	2.9	(1.7)
(Decrease) increase in cash, cash equivalents and restricted cash	(4.6)	(20.7)	48.0	(42.8)	(20.1)
Cash, cash equivalents and restricted cash at beginning of period	297.1	292.5	271.8	319.8	297.1
Cash, cash equivalents and restricted cash at end of period	$292.5	$271.8	$319.8	$277.0	$277.0

Rexnord Corporation and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(in Millions)
(Unaudited)

	Calendar Year December 31, 2020
	Quarter Ending		Six Months Ending
	Mar	Jun	Jun
	2020	2020	2020
Net income	$28.6	$35.8	$64.4

Depreciation	13.2	12.7	25.9
Amortization of intangible assets	9.1	9.0	18.1
Deferred income taxes	(7.7)	2.4	(5.3)
Other non-cash charges	1.7	(0.6)	1.1
Actuarial loss on pension and OPEB	36.6	—	36.6
Stock-based compensation expense	8.2	13.3	21.5
Changes in operating assets and liabilities:
Receivables	(54.3)	52.9	(1.4)
Inventories	34.5	(29.5)	5.0
Other assets	21.4	(2.8)	18.6
Accounts payable	8.7	(26.4)	(17.7)
Accruals and other	23.9	(19.2)	4.7
Cash provided by operating activities	123.9	47.6	171.5

Investing activities
Expenditures for property, plant and equipment	(15.9)	(8.5)	(24.4)
Acquisitions, net of cash acquired	(59.4)	—	(59.4)
Proceeds from dispositions of long-lived assets	1.2	0.9	2.1
Cash used for investing activities	(74.1)	(7.6)	(81.7)

Financing activities
Proceeds from borrowings of debt	325.0	—	325.0
Repayments of debt	(0.3)	(250.3)	(250.6)
Repurchase of common stock	(80.7)	—	(80.7)
Payment of common stock dividends	(9.8)	(9.6)	(19.4)
Proceeds from exercise of stock options	19.2	6.3	25.5
Taxes withheld and paid on employees' share-based payment awards	—	(9.4)	(9.4)
Cash provided by (used for) financing activities	253.4	(263.0)	(9.6)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(6.8)	3.0	(3.8)
Increase (decrease) in cash, cash equivalents and restricted cash	296.4	(220.0)	76.4
Cash, cash equivalents and restricted cash at beginning of period	277.0	573.4	277.0
Cash, cash equivalents and restricted cash at end of period	$573.4	$353.4	$353.4